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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2006


           UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                   000-25416                    20-3014499
------------------------    --------------------      -------------------------
(State of Incorporation)    (Commission File No.)        (I.R.S. Employer
                                                       Identification Number)


                         14255 U.S. Highway 1, Suite 209
                            Juno Beach, Florida 33408
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                    (Address of Principal Executive Offices)


                                 (561) 630-2977
          -------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
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          (Former Name or Former Address, if Changed Since Last Report)


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

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2006, Canyon Creek Oil & Gas, Inc. ("CCOG"), a Nevada corporation and a sixty-five percent (65%) owned joint venture subsidiary of Universal Property Development and Acquisition Corporation (the "Registrant"), and Avalon Oil and Gas, Inc. ("Avalon") entered into a Letter of Intent (the "LOI") pursuant to which Avalon agreed to acquire fifty percent (50%) of CCOG's working interest in the oil and gas leaseholds of CCOG described on Exhibit "A" to the LOI (the "Leaseholds"), for an aggregate purchase price of $75,000.00 in cash and 7,500,000 shares of Avalon's common stock. The LOI was intended to indicate Avalon's intention to proceed with a due diligence investigation of the Leaseholds and to negotiate with CCOG in good faith the complete final terms and conditions of a definitive asset purchase agreement. However, Avalon has subsequently completed its due diligence review of the Leaseholds to its satisfaction. As a result, the parties have effectively agreed to close the transaction under the terms of the LOI, and are proceeding to draft an operating agreement, pursuant to which CCOG will manage the Leaseholds.

In furtherance of the completion of the transaction outlined in the LOI, on April 24, 2006, Avalon issued and delivered 7,500,000 shares of its common stock to CCOG. On the date of issuance, the closing price of Avalon's common stock exceeded $0.16 per share, giving the 7,500,000 shares issued to CCOG an aggregate market value of more than $1,200,000.00.

Furthermore, on April 27, 2006, CCOG received the $75,000.00 cash portion of the purchase price from Avalon. As a result, the total value received by CCOG in connection with the sale of fifty percent (50%) of its working interest in the Leaseholds was nearly $1,300,000.00.

On May 1, 2006, CCOG transferred and assigned to Avalon fifty percent (50%) of CCOG's working interest in the Leaseholds which it had originally purchased for the total sum of $94,000.00.

The foregoing description of the LOI and the transactions contemplated thereby is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of that document, including the exhibits thereto, a copy of which is attached as Exhibit 10.1 to this Report. The reader is advised to reference Exhibit 10.1 for the complete terms of the LOI, and for the full description of the Leaseholds contained in the Exhibit A thereto.


Item 5.02 Departure of Directors or Principal Officers.

Effective on or about March 24, 2006, Mr. Donald Orr resigned from all of his positions as an officer and a member of the Board of Directors of CCOG.

Section 9. Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit  Description
-------  -----------

10.1 Letter of Intent by and between Canyon Creek Oil & Gas, Inc. and Avalon Oil and Gas, Inc. dated April 6, 2006, and the exhibits thereto.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           UNIVERSAL PROPERTY DEVELOPMENT
                           AND ACQUISITION CORPORATION

                           By: /s/ Kamal Abdallah
                               -----------------------------------
                                   Kamal Abdallah
                                   President and Principal Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:


Exhibit  Description
-------  -----------

10.1 Letter of Intent by and between Canyon Creek Oil & Gas, Inc. and Avalon Oil and Gas, Inc. dated April 6, 2006, and the exhibits thereto.